UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: CAMBRIDGE BIOTECH CORPORATION    CASE NO.: 94-43054-JFQ
       365 PLANTATION STREET            JUDGE:    J.F. QUEENAN
       WORCESTER, MA 01605-2376

 DEBTOR(S): CAMBRIDGE BIOTECH CORPORATION,          CHAPTER: 11
            DEBTOR-IN-POSSESSION

 MONTHLY OPERATING REPORT FOR MONTH ENDING:   NOVEMBER 30, 1995

 COMES NOW,      CAMBRIDGE BIOTECH CORPORATION

 Debtor-in-Possession, and hereby submits its Monthly Operating
 Report for the period commencing November 1, 1995 and ending November 30, 1995 as shown by the report and exhibits consisting of twenty-two pages and containing the following, as indicated:

           ____X____ Monthly Reporting Questionnaire (Attachment 1)
           ____X____ Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           ____X____ Summary of Accounts Receivable (Form OPR-3)
           ____X____ Schedule of Post-petition Liabilities (Form OPR-4)
           ____X____ Income Statement (Form OPR-5)
           ____X____ Statement of Sources and Uses of Cash (Form OPR-6)

 I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

 Date: January 24, 1996                     DEBTOR(S)-IN-POSSESSION

                                    By: /s/ Alison Taunton-Rigby
                          Name & Title: Alison Taunton-Rigby
                                        President & CEO
                          Address:      365 Plantation Street
                                        Worcester, MA 01605-2376
                          Telephone No.:508-797-5777

 Footnote:
 As Debtor-in-Possession commenced filing on July 7, 1994
 ___________________________________________________________________________

                                                    Attachment 1 (Page 1)
                                                       Rev. 1/92

                                 CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

 Case Name: CAMBRIDGE BIOTECH CORPORATION
 Case Number: 94-43054
 Month of: NOVEMBER 1, 1995 THROUGH NOVEMBER 30, 1995

 1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

                  See Attached

 2. Insurance: Is worker's compensation and other insurance in effect? YES.
               Are payments current? YES.
               If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                        Date
                                                                      Coverage
                Carrier     Coverage            Expiration   Premium    Pd.
   TYPE         Name         Amount    Policy #    Date      Amounts  Through

 PACKAGE POLICY    Glenn    See
 (Property/Boiler  Falls    Attached   13CBP061   11/1/96    $49,540  11/1/96
  /Liability o/s   Ins.                3088795
 Auto/Umbrella)

 CRIME/KIDNAP &   Federal              8132-51-
 RANSOM           Ins. Co.  $500,000    40-C      11/1/96    $ 3,850  11/1/96
                                        AMC062
 VEHICLE       Continental $1,000,000    0345     11/1/96    $ 4,417  11/1/96

 EXCESS            U.S.
 UMBRELLA          Fire    $5,000,000  552003135  11/1/96    $ 5,000  11/1/96

 FOREIGN
 PACKAGE LIAB./  Fidelity &    See
 AUTO/WORKERS    Casualty of  Attached  PST0096
 COMP.           New York                41914    11/1/96    $ 5,000  11/1/96

 ---------------------------------------------------------------------------

 Case Name:     Cambridge Biotech Corporation
 Case Number:   94-43054                         SCHEDULE #1
 Month of:      November 1995

 Monthly Operating Report - Wages - Executives
 November 1 through November 30, 1995
                                                      Taxes     Taxes    Taxes
Name              Title          Gross      Net      Withheld    Paid     Due

A.Taunton-Rigby  Pres./CEO      17,307.70  10,708.58  6,599.12  6,599.12  0.00
Jeffrey Beaver   Chairman        7,692.32   4,888.93  2,803.39  2,803.39  0.00
Gary Long     VP.Corp.Operations 9,615.40   6,794.40  2,821.00  2,821.00  0.00
Deborah Grabbe VP. Reg.Affairs  10,000.00   6,983.78  3,016.22  3,016.22  0.00
Gerald Beltz   VP.R & D         10,769.24   7,971.53  2,797.71  2,797.71  0.00
Robert Kammer  VP.Medical Aff.  11,538.46   8,068.32  3,470.14  3,470.14  0.00
                                --------- --------- --------- ---------  ----
Total Executive Payroll:        66,923.12  45,415.54 21,507.58 21,507.58  0.00
______________________________________________________________________________
                                                        Issue Date (MM/DD/YY)
ACORD   INSURANCE BINDER                                            11/02/95
        This Binder is a temporary insurance contract, subject to the conditions shown on the reverse side of this form.
____________________________________________________________________________
PRODUCER                                 COMPANY               BINDER NO.

        Technology Services   B09      Glenn Falls Ins. Co.    000007076
        Minet Gallagher Assoc.       ____________________________________
        200 State Street                EFFECTIVE           EXPIRATION
        Boston, MA  02109            DATE      TIME        DATE     TIME
                                   11/01/95   12:01 X AM  11/1/96 X 12:01AM
CODE            SUB-CODE                              PM                 NOON
______________________________  X  This binder is issued to extend
INSURED                            coverage in the above named company
  Cambridge Biotech Corp.          per expiring policy no: 13CBP0613088795
  365 Plantation Street          ___________________________________________
  Worcester, MA  01605            DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY
                                  (Including Location)
----------------------------------------------------------------------------
                                  Package Policy:
                                  Property, Boiler, Liability, Automobile
                                  (2 Vehicles in Maryland), & Umbrella

______________________________________________________________________________
COVERAGES                                                  LIMIT
TYPE OF INSURANCE        COVERAGE/FORMS          AMOUNT    DEDUCTIBLE  COINSUR.
______________________________________________________________________________
PROPERTY  CAUSE OF LOSS Real & Personal Prop. $21,300,000   $2,500.     AA
  BASIC   BROAD X SPEC  EDP Hardware
                        limit: 400,000, Media:    250,000    SAME
   Special              Bus.Income/Extra Expense7,885,000    SAME       AA
                        Unnamed Locations:        100,000    SAME
____________________________________________________________________________
GENERAL LIABILITY         Employee Benefit   GENERAL AGGREGATE     $2,000,000
X COMMERCIAL GN'L LIAB.   Liab: $1,000,000   PRODUCTS-COMP/OP AGG. $EXCLUDED
CLAIMS MADE    X OCCUR    Claims Made w/     PERSONAL & ADV.INJURY $1,000,000
OWNER'S & CONTRACTOR'S    $1000. ded         EACH OCCURRENCE       $1,000,000
PROT.                                        FIRE DAMAGE (Any
                                                one fire)          $  300,000
______________________    RETRO DATE         MED. EXP.
                          FOR CLAIMS MADE:    (Any one person)     $    5,000
 ----------------------------------------------------------------------------
 AUTOMOBILE LIABILITY  Maryland Automobiles: COMBINED SINGLE LIMIT $1,000,000
 ___Any Auto            1983 Chevrolet Pick- BODILY INJURY         $
 ___All Owned Autos     up &                  (Per Person)
 _X_Scheduled Autos     1988 Chevrolet Truck BODILY INJURY         $
 _X_Hired Autos                              (Per Accident)
 _X_Non-Owned Autos                          PROPERTY DAMAGE       $
 ___Garage Liability                         MEDICAL PAYMENTS      $
                                              PERSONAL INJURY      $
                                               PROTECTION.
                                              UNINSURED MOTORIST   $
-----------------------------------------------------------------------------
AUTO PHYS.DAMAGE DEDUCT.___All Vehicles       X  Actual Cash Value
X Collision:     $500   _X_Scheduled Vehicles __ Stated Amount      $
X Other than Col.$500                         __ Other
-----------------------------------------------------------------------------
EXCESS LIABILITY                            EACH OCCURRENCE        $5,000,000
X Umbrella Form                             AGGREGATE              $5,000,000
__Other Than Umbrella Form                  SELF-INSURED RETENTION $   10,000
                      RETRO DATE FOR CLAIMS MADE:
-----------------------------------------------------------------------------
WORKER'S COMPENSATION                       ___STATUTORY LIMITS    __________
AND EMPLOYER'S                              EACH ACCIDENT          $_________
LIABILITY                                   DISEASE-POLICY LIMIT   $_________
                                            DISEASE-EACH EMPLOYEE  $_________
------------------------------------------------------------------------------
SPECIAL CONDITIONS/OTHER COVERAGES: It is hereby agreed and understood that coverage is bound. Coverage includes: Boiler & Machinery-Comprehensive ex-cluding production machines; Replacement Cost Valuation; Valuable Papers:
$50,000 & Animal coverage for $10,000.  Annual Premium:  $49,540.
-----------------------------------------------------------------------------
NAME & ADDRESS
 Signet Bank-as respects          _X_ Mortgagee        ___ Additional Insured
 Three Taft Court &               ___ Loss Payee
 1500 E. Gude in
 Rockville, MD  20850             Loan #______________________________________

 7700 Wisconsin Ave., Suite 400   Authorized Representative
 Bethesda, MD  20814              Minet Gallagher by:  Betsey Tan
 ----------------------------------------------------------------------------
 ACORD 75-S (7/90)                                    ACORD CORPORATION 1990
 ____________________________________________________________________________
                                                        Issue Date (MM/DD/YY)
ACORD   INSURANCE BINDER                                             1/16/96
        This Binder is a temporary insurance contract, subject to the conditions shown on the reverse side of this form.
____________________________________________________________________________
PRODUCER                                 COMPANY               BINDER NO.

        Minet Gallagher Assoc.B09    Federal Insurance Co.    8132-51-40-D
        200 State Street             ____________________________________
        Boston, MA  02109                EFFECTIVE           EXPIRATION
                                     DATE      TIME        DATE     TIME
                                   11/01/95   12:01 X AM  11/1/96 X 12:01AM
CODE            SUB-CODE                              PM                 NOON
______________________________  X  This binder is issued to extend
INSURED                            coverage in the above named company
  Cambridge Biotech Corp.          per expiring policy no: 8132-51-40-C
  365 Plantation Street          ___________________________________________
  Worcester, MA  01605          | DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY
                                | (Including Location)
--------------------------------|
                                | Crime Bond / Kidnap & Ransom
________________________________|____________________________________________
COVERAGES                                                  LIMIT
TYPE OF INSURANCE        COVERAGE/FORMS          AMOUNT    DEDUCTIBLE  COINSUR.
______________________________________________________________________________
PROPERTY  CAUSE OF LOSS
  BASIC   BROAD   SPEC



____________________________________________________________________________
GENERAL LIABILITY                            GENERAL AGGREGATE     $
  COMMERCIAL GN'L LIAB.                      PRODUCTS-COMP/OP AGG. $
CLAIMS MADE      OCCUR                       PERSONAL & ADV.INJURY $
OWNER'S & CONTRACTOR'S                       EACH OCCURRENCE       $
PROT.                                        FIRE DAMAGE (Any
                                                one fire)          $
______________________    RETRO DATE         MED. EXP.
                          FOR CLAIMS MADE:    (Any one person)     $
 ----------------------------------------------------------------------------
 AUTOMOBILE LIABILITY                        COMBINED SINGLE LIMIT $
 ___Any Auto                                 BODILY INJURY         $
 ___All Owned Autos                           (Per Person)
 ___Scheduled Autos                          BODILY INJURY         $
 ___Hired Autos                              (Per Accident)
 ___Non-Owned Autos                          PROPERTY DAMAGE       $
 ___Garage Liability                         MEDICAL PAYMENTS      $
                                              PERSONAL INJURY      $
                                               PROTECTION.
                                              UNINSURED MOTORIST   $
-----------------------------------------------------------------------------
AUTO PHYS.DAMAGE DEDUCT.___All Vehicles       __ Actual Cash Value
_ Collision      $___   ___Scheduled Vehicles __ Stated Amount      $
_ Other than Col $___                         __ Other
-----------------------------------------------------------------------------
EXCESS LIABILITY                            EACH OCCURRENCE        $_________
__Umbrella Form                             AGGREGATE              $_________
__Other Than Umbrella Form                  SELF-INSURED RETENTION $_________
                     RETRO DATE FOR CLAIMS MADE:
-----------------------------------------------------------------------------
WORKER'S COMPENSATION                       ___STATUTORY LIMITS    __________
AND EMPLOYER'S                              EACH ACCIDENT          $_________
LIABILITY                                   DISEASE-POLICY LIMIT   $_________
                                            DISEASE-EACH EMPLOYEE  $_________
------------------------------------------------------------------------------
SPECIAL CONDITIONS/OTHER COVERAGES: Employee Theft limit: $500,000 Ded $5,000 ERISA compliance Depositors Forgery: $500,000 Ded: $5,000
K&R w/Delivery, Expense, Legal Liability, and Political Threat: each $500,000
includes all employees.      Annual Premium:  $3,850.
-----------------------------------------------------------------------------
NAME & ADDRESS
                                  ___ Mortgagee        ___ Additional Insured
                                  ___ Loss Payee

                                  Loan #______________________________________
                                  Authorized Representative
                                  Minet Gallagher by:  Betsey Tan
 ----------------------------------------------------------------------------
 ACORD 75-S (7/90)                                    ACORD CORPORATION 1990
 ----------------------------------------------------------------------------
                                                        Issue Date (MM/DD/YY)
ACORD   INSURANCE BINDER                                            11/02/95
        This Binder is a temporary insurance contract, subject to the conditions shown on the reverse side of this form.
____________________________________________________________________________
PRODUCER                                 COMPANY               BINDER NO.

        Minet Gallagher Assoc. B15      Continental Ins. Co.   AMC0620345
        200 State Street             ____________________________________
        Boston, MA  02109               EFFECTIVE           EXPIRATION
                                     DATE      TIME        DATE     TIME
                                   11/01/95   12:01 X AM  11/1/96 X 12:01AM
                                                      PM                 NOON
_____________________________  X  This binder is issued to extend
INSURED                            coverage in the above named company
  Cambridge Biotech Corp.          per expiring policy no: AMC0620345
  365 Plantation Street         ___________________________________________
  Worcester, MA  01605         |  DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY
                               |  (Including Location)
-------------------------------|
                               |  Massachusetts Automobile Liability
                               |  & Physical Damage (Non-ownership & Hired
                               |  Car included in package policy w/MD
                               |  vehicles)
_______________________________|______________________________________________
COVERAGES                                                  LIMIT
TYPE OF INSURANCE        COVERAGE/FORMS          AMOUNT    DEDUCTIBLE  COINSUR.
______________________________________________________________________________
PROPERTY  CAUSE OF LOSS
BASIC   BROAD   SPEC.

____________________________________________________________________________
GENERAL LIABILITY                            GENERAL AGGREGATE     $_________
  COMMERCIAL GN'L LIAB.                      PRODUCTS-COMP/OP AGG. $_________
CLAIMS MADE      OCCUR                       PERSONAL & ADV.INJURY $_________
OWNER'S & CONTRACTOR'S                       EACH OCCURRENCE       $_________
PROT.                                        FIRE DAMAGE (Any
                                                one fire)          $_________
______________________    RETRO DATE         MED. EXP.
                          FOR CLAIMS MADE:    (Any one person)     $_________
 ----------------------------------------------------------------------------
 AUTOMOBILE LIABILITY                        COMBINED SINGLE LIMIT $1,000,000
 ___Any Auto            1989 Ford I.D. #     BODILY INJURY         $_________
 ___All Owned Autos     2FDKF37H6KCA51420     (Per Person)
 _X_Scheduled Autos     1995 Ford Taurus     BODILY INJURY         $_________
 ___Hired Autos         ID#                   (Per Accident)
 ___Non-Owned Autos     1FALP52UXSA196067    PROPERTY DAMAGE       $_________
 ___Garage Liability                         MEDICAL PAYMENTS      $    5,000
                                              PERSONAL INJURY      $    8,000
                                               PROTECTION.
                                              UNINSURED MOTORIST   $ 20/40
-----------------------------------------------------------------------------
AUTO PHYS.DAMAGE DEDUCT.  ___All Vehicles       X  Actual Cash Value
X Collision      $500     _X_Scheduled Vehicles __ Stated Amount      $
X Other than Col $500     w/waiver where        __ Other
                          applicable
-----------------------------------------------------------------------------
EXCESS LIABILITY                            EACH OCCURRENCE        $_________
__Umbrella Form                             AGGREGATE              $_________
__Other Than Umbrella Form                  SELF-INSURED RETENTION $_________
                     RETRO DATE FOR CLAIMS MADE:
-----------------------------------------------------------------------------
WORKER'S COMPENSATION                       ___STATUTORY LIMITS    __________
AND EMPLOYER'S                              EACH ACCIDENT          $_________
LIABILITY                                   DISEASE-POLICY LIMIT   $_________
                                            DISEASE-EACH EMPLOYEE  $_________
------------------------------------------------------------------------------
SPECIAL CONDITIONS/OTHER COVERAGES: It is hereby agreed and understood that coverage is bound. Total Premium: $4,417
-----------------------------------------------------------------------------
NAME & ADDRESS
                                  ___ Mortgagee        ___ Additional Insured
                                  ___ Loss Payee

                                  Loan #  William W. Gallagher TM

                                  Authorized Representative
                                  Minet Gallagher by:  W. Gallagher Assoc.
 ----------------------------------------------------------------------------
 ACORD 75-S (7/90)                                    ACORD CORPORATION 1990
-----------------------------------------------------------------------------
                                                        Issue Date (MM/DD/YY)
ACORD   INSURANCE BINDER                                            11/02/95
        This Binder is a temporary insurance contract, subject to the conditions shown on the reverse side of this form.
____________________________________________________________________________
PRODUCER                                 COMPANY               BINDER NO.

        Technology Services    B09   United States Fire Ins.   000007081
        Minet Gallagher Assoc.       ____________________________________
        200 State Street                EFFECTIVE           EXPIRATION
        Boston, MA  02109            DATE      TIME        DATE     TIME
                                   11/01/95   12:01 X AM  11/1/96 X 12:01AM
                                                      PM                 NOON
_____________________________  X  This binder is issued to extend
INSURED                            coverage in the above named company
  Cambridge Biotech Corp.          per expiring policy no: 552003135
  365 Plantation Street         ___________________________________________
  Worcester, MA  01605         |  DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY
                               |  (Including Location)
                               |
                               |  Excess Umbrella Liability
_______________________________|______________________________________________
COVERAGES                                                  LIMIT
TYPE OF INSURANCE        COVERAGE/FORMS          AMOUNT    DEDUCTIBLE  COINSUR.
______________________________________________________________________________
PROPERTY  CAUSE OF LOSS
BASIC   BROAD   SPEC.

____________________________________________________________________________
GENERAL LIABILITY                            GENERAL AGGREGATE     $_________
  COMMERCIAL GN'L LIAB.                      PRODUCTS-COMP/OP AGG. $_________
CLAIMS MADE      OCCUR                       PERSONAL & ADV.INJURY $_________
OWNER'S & CONTRACTOR'S                       EACH OCCURRENCE       $_________
PROT.                                        FIRE DAMAGE (Any
                                                one fire)          $_________
______________________    RETRO DATE         MED. EXP.
                          FOR CLAIMS MADE:    (Any one person)     $_________
 ----------------------------------------------------------------------------
 AUTOMOBILE LIABILITY                        COMBINED SINGLE LIMIT $_________
 ___Any Auto                                 BODILY INJURY         $_________
 ___All Owned Autos                           (Per Person)
 ___Scheduled Autos                          BODILY INJURY         $_________
 ___Hired Autos                               (Per Accident)
 ___Non-Owned Autos                          PROPERTY DAMAGE       $_________
 ___Garage Liability                         MEDICAL PAYMENTS      $_________
                                              PERSONAL INJURY      $_________
                                               PROTECTION.
                                              UNINSURED MOTORIST   $________
-----------------------------------------------------------------------------
AUTO PHYS.DAMAGE DEDUCT.  ___All Vehicles       ___Actual Cash Value
__Collision               ___Scheduled Vehicles __ Stated Amount      $
__Other than Col                                __ Other

-----------------------------------------------------------------------------
EXCESS LIABILITY    Excess Umbrella         EACH OCCURRENCE        $5,000,000
__Umbrella Form     5m x 5m                 AGGREGATE              $5,000,000
X Other Than Umbrella Form                  SELF-INSURED RETENTION $Not Applic
                      RETRO DATE FOR CLAIMS MADE:
-----------------------------------------------------------------------------
WORKER'S COMPENSATION                       ___STATUTORY LIMITS    __________
AND EMPLOYER'S                              EACH ACCIDENT          $_________
LIABILITY                                   DISEASE-POLICY LIMIT   $_________
                                            DISEASE-EACH EMPLOYEE  $_________
------------------------------------------------------------------------------
SPECIAL CONDITIONS/OTHER COVERAGES: It is hereby agreed and understood that coverage is bound. Annual Premium is $5,000
-----------------------------------------------------------------------------
NAME & ADDRESS
                                  ___ Mortgagee        ___ Additional Insured
                                  ___ Loss Payee

                                  Loan #

                                  Authorized Representative
                                  Minet Gallagher by:  Betsey Tan
 ----------------------------------------------------------------------------
 ACORD 75-S (7/90)                                    ACORD CORPORATION 1990
-----------------------------------------------------------------------------
                                                        Issue Date (MM/DD/YY)
ACORD   INSURANCE BINDER                                             1/16/96
        This Binder is a temporary insurance contract, subject to the conditions shown on the reverse side of this form.
____________________________________________________________________________
PRODUCER                                 COMPANY               BINDER NO.

        Minet Gallagher Assoc. B09  Fidelity & Casualty Co.  PST009641914
        200 State Street             ____________________________________
        Boston, MA  02109               EFFECTIVE           EXPIRATION
                                     DATE      TIME        DATE     TIME
                                   11/01/95   12:01 X AM  11/1/96 X 12:01AM
                                                      PM                 NOON
______________________________  X  This binder is issued to extend
INSURED                            coverage in the above named company
  Cambridge Biotech Corp.          per expiring policy no: PST009641914
  365 Plantation Street         ___________________________________________
  Worcester, MA  01605         |  DESCRIPTION OF OPERATIONS/VEHICLES/PROPERTY
                               |  (Including Location)
                               |
                               |  Foreign Package:
                               |     Foreign Liability
                               |     Foreign Auto
                               |     Foreign Workers Compensation
_______________________________|______________________________________________
COVERAGES                                                  LIMIT
TYPE OF INSURANCE        COVERAGE/FORMS          AMOUNT    DEDUCTIBLE  COINSUR.
______________________________________________________________________________
PROPERTY  CAUSE OF LOSS
BASIC   BROAD   SPEC.

____________________________________________________________________________
GENERAL LIABILITY        Foreign Liability:  GENERAL AGGREGATE     $_________
X COMMERCIAL GN'L LIAB.                      PRODUCTS-COMP/OP AGG. $Nil
CLAIMS MADE   X  OCCUR                       PERSONAL & ADV.INJURY $Included
OWNER'S & CONTRACTOR'S                       EACH OCCURRENCE       $1,000,000
PROT.                                        FIRE DAMAGE (Any
                                                one fire)          $  100,000
______________________    RETRO DATE         MED. EXP.
                          FOR CLAIMS MADE:    (Any one person)     $   10,000
 ----------------------------------------------------------------------------
 AUTOMOBILE LIABILITY                        COMBINED SINGLE LIMIT $1,000,000
 ___Any Auto            Foreign Auto:        BODILY INJURY         $_________
 ___All Owned Autos                           (Per Person)
 ___Scheduled Autos                          BODILY INJURY         $_________
 _X_Hired Autos                               (Per Accident)
 _X_Non-Owned Autos                          PROPERTY DAMAGE       $_________
 ___Garage Liability                         MEDICAL PAYMENTS      $   10,000
                                              PERSONAL INJURY      $_________
                                               PROTECTION.
                                              UNINSURED MOTORIST   $_________
-----------------------------------------------------------------------------
AUTO PHYS.DAMAGE DEDUCT.  ___All Vehicles       __ Actual Cash Value
__Collision               ___Scheduled Vehicles __ Stated Amount      $
__Other than Col                                __ Other

-----------------------------------------------------------------------------
EXCESS LIABILITY                            EACH OCCURRENCE        $_________
__Umbrella Form                             AGGREGATE              $_________
__Other Than Umbrella Form                  SELF-INSURED RETENTION $_________
                     RETRO DATE FOR CLAIMS MADE:
-----------------------------------------------------------------------------
WORKER'S COMPENSATION  Foreign Workers      _X_STATUTORY LIMITS    __________
AND EMPLOYER'S         Compensation         EACH ACCIDENT          $1,000,000
LIABILITY              Mass. Statutory      DISEASE-POLICY LIMIT   $1,000,000
                       Repatriation:        DISEASE-EACH EMPLOYEE  $1,000,000
                       $25,000
------------------------------------------------------------------------------
SPECIAL CONDITIONS/OTHER COVERAGES: Coverage is bound as shown above.
Annual Premium:  $5,000.
-----------------------------------------------------------------------------
NAME & ADDRESS
                                  ___ Mortgagee        ___ Additional Insured
                                  ___ Loss Payee

                                  Loan #

                                  Authorized Representative
                                  Minet Gallagher Associates by: Betsey Tan
 ----------------------------------------------------------------------------
 ACORD 75-S (7/90)                                    ACORD CORPORATION 1990
-----------------------------------------------------------------------------
                                                        Attachment 1 (Page 2)
                                                         Rev. 1/92

                                CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name:     Cambridge Biotech Corporation
 Case Number:   94-43054
 Month of:      November 1 Through November 30, 1995

3. Bank Accounts             Monthly Operating Report
                                  ACCOUNT TYPE
                      OPERATING       OPERATING     OPERATING    PAYROLL
Bank                    Fleet         Dependent     First N'tl   Flagship
Name                                    Care           BOM

G/L number              1.1113         1.1116         2.1129     1.1119.1

Account number        9372562275      551-50574     175-8828-5   1023381112

Beginning Book
Balance               $35,654.29      $1,475.02     $2,188.43     $17,134.27

PLUS: Deposits      2,246,861.51

LESS:Disbursements (1,427,006.71)    ($1,717.02)    (1,860.88)   (561,781.16)

Other:
 Transfers In(Out)   (608,268.49)     $2,675.70           0.00     561,781.16

 Investments         (172,493.00)
                    ------------       --------      ----------   ----------
Ending Book
Balance (1)           $74,747.60     $ 2,433.70      $  327.55     $17,134.27
                      ==========      =========      ==========   ==========
___________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:    94-43054
                As of:          November 30, 1995
                --------------------------------
                                Monthly Operating Report
3.  Bank Accounts                                     Petty
    -------------       Payroll         Escrow        Cash       Total
                        -------         ------        -----       -----
    Bank Name           Nations Bk      CBL Escrow     N/A

    G/L Number          2.1127          1.1131       xx.1150

    Account Number      3933333731      N/A            N/A

    Beginning Bk Bal.   $5,211.04      $100,000.00  $1,054.79    $162,717.84

    PLUS: Deposits                                              2,246,861.51

    LESS: Disburs.      (41,615.00)                 (1,604.97) (2,035,585.74)
    Other:

     Transfers In (Out)  41,615.00                   2,196.63           0.00

     Investments                                                 (172,493.00)

                         ---------      ----------   --------    ------------
Ending Book Balance (1)  $5,211.04      $100,000.00  $1,646.45   $201,500.61
                         =========      ===========  =========   ===========

                     (1) Cash balances exclude short term investments of excess cash which totals $5,405,083 for the month.
                     The total cash and short term investments increased for the month of November by $211,276 and increased since the 7/7/94 filing date by $2,996,844.

-------------------------------------------------------------------------------
                                                        ATTACHMENT 1(Page 2)
                                                        REV. 1/92
                              CHAPTER 11
                      MONTHLY OPERATING REPORT
                   DETAILED LISTING OF DISBURSEMENTS

    Case Name:            Cambridge Biotech Corporation
    Case Number:          94-43054
    Month of:             November 1, through November 30, 1995

4. Post Petition Payments:                    Amount     Date     Check #
       Professionals:
       Bromberg & Sunstein                 $    633.92 11/14/95    73239
       Keystone Consulting                    6,600.00 11/16/95    73305
       Musket Research Associate              5,000.00 11/01/95    72968
       Poorman-Douglas                          687.00 11/22/95    73432
                                            ----------
          Total (Professionals)            $ 12,920.92
                                            ==========
       Pre-Petition Debts:

       For Priority Debt:
       None                                       $0.00
                                               --------
                                                   0.00

       For Secured Debt:
       Norwest Capital Lease Payment (2.3505)    390.34 11/13/95    73226
                                                -------
                                                 390.34
       For Unsecured Debt:
       None                                        0.00
                                                -------
                                                   0.00
       For Accrued Restructuring:
       Rockville Retention Bonus
           Payments (TMS)                     12,885.38 11/15/95 wire transfer
       Total Management Solutions                 49.50 11/06/95    73066
                                              ----------
                                              12,934.88
                                              ---------
               Total (Pre-petition)          $13,325.22
                                               ========

_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:      November 30, 1995

                           FILING
                            DATE      7/31/94      8/31/94     9/30/94
ASSETS

CURRENT ASSETS:
 Cash                    $1,287,187    $771,969     $863,230    $744,627
 Other Negotiable
  Instruments (i.e.
   Commercial Paper,
   CD's, Repo's, etc.)    1,322,553   2,925,553    3,235,553   2,001,807
 Accounts Receivable
  (See OPR-3)             2,813,217   2,798,473    2,426,792   3,072,351
 Less: Allowance for
  doubtful accounts        (159,413)   (153,957)    (156,702)   (156,702)
 Inventory, at lower
  of cost or market       4,771,316   4,727,916    4,588,153   3,989,809
 Prepaid Expenses and
  Deposits                  540,318     758,112      724,877     917,900
 Other Receivables           38,793      68,301       19,737      81,504
                         ----------  ----------   ----------  ----------
TOTAL CURRENT ASSETS     10,613,971  11,896,367   11,701,640  10,651,296

PROPERTY, PLANT AND
 EQUIPMENT, AT COST      27,437,762  27,440,087   27,443,284  27,400,776
 Less: Accumulated
  Depreciation          (13,006,471)(13,250,916) (13,518,839)(13,794,569)
NET PROPERTY, PLANT      ----------  ----------   ----------  ----------
 & EQUIP.                14,431,291  14,189,171   13,924,445  13,606,207

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables             7,303,275   7,226,960    7,334,353   7,321,297
 Equity Investments in
  Minority Interests        949,801     949,801      949,801     699,801
 Long term Notes
  Receivable                120,000     120,000      120,000     120,000
 Patents & Purchased
  Technology, net         2,645,753   2,588,888    2,519,249   2,449,611
 Misc. other assets          83,666      83,543       85,921     103,250
                        -----------  ----------   ----------  ----------
NET OTHER ASSETS         11,102,495  10,969,192   11,009,324  10,693,959
                         ----------  ----------   ----------  ----------
TOTAL ASSETS            $36,147,757 $37,054,730  $36,635,409 $34,951,462
                         ==========  ==========   ==========  ==========

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     November 30, 1995


                         10/31/94     11/30/94     12/31/94    1/31/95
ASSETS

CURRENT ASSETS:
 Cash                     $121,108   $1,978,464    $141,017    $170,469
 Other Negotiable
  Instruments (i.e.
   Commercial Paper,
   CD's, Repo's, etc.)   2,744,989    6,518,489   8,396,774    8,171,774
 Accounts Receivable
  (See OPR-3)            2,456,055    2,020,214   3,025,812    2,712,218
 Less: Allowance for
  doubtful accounts       (154,965)    (154,988)   (150,200)    (150,754)
 Inventory, at lower
  of cost or market      4,144,276    4,313,167   3,965,668    4,066,730
 Prepaid Expenses and
  Deposits                 843,827    1,049,251     836,285      857,048
 Other Receivables         112,983       65,389      92,624       81,742
                        ----------   ----------  ----------   ----------
TOTAL CURRENT ASSETS    10,268,273   15,789,986  16,307,980   15,909,227

PROPERTY, PLANT AND
 EQUIPMENT, AT COST     27,395,379   27,392,289  24,776,430   24,782,465
 Less: Accumulated
  Depreciation         (14,056,613) (14,318,428)(14,892,611) (15,141,494)
NET PROPERTY, PLANT     ----------   ----------  ----------   ----------
 & EQUIP.               13,338,766   13,073,861   9,883,819    9,640,971

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables            7,321,594        2,180         510            0
 Equity Investments in
  Minority Interests       699,801      644,200     110,075      110,075
 Long term Notes
  Receivable               120,000      120,000           0            0
 Patents & Purchased
  Technology, net        2,400,000    2,328,114   2,094,494    2,034,338
 Misc. other assets        110,888       72,832     105,791      106,768
                        ----------    ---------   ---------    ---------
NET OTHER ASSETS        10,651,283    3,167,326   2,310,870    2,251,181
                        ----------   ----------  ----------   ----------
TOTAL ASSETS           $34,258,322  $32,031,173 $28,502,669  $27,801,379
                        ==========   ==========  ==========   ==========

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:         Cambridge Biotech Corporation
Case Number:       94-43054
                          Form OPR-1

                    Comparative Balance Sheets
                    As of:     November 30, 1995

                                         2/28/95      3/31/95      4/30/95
ASSETS

CURRENT ASSETS:
 Cash                                    ($55,657)    $214,214     $173,689
 Other Negotiable Instruments
   (i.e., Commercial Paper, CD's         8,159,683    6,479,683   6,162,566
    Repo's, etc.)
 Accounts Receivable (See OPR-3)         2,721,157    3,221,150   3,111,506
 Less: Allowance for doubtful accounts    (151,583)    (148,773)   (155,829)
 Inventory, at lower of cost or market   3,909,665    3,966,171   4,053,493
 Prepaid Expenses and Deposits             931,831    1,198,892   1,229,568
 Other Receivables                          64,335       77,139      80,229
                                        ----------   ----------  ----------
TOTAL CURRENT ASSETS                    15,579,431   15,008,476  14,655,222

PROPERTY, PLANT AND EQUIPMENT, AT COST  24,794,255   24,895,135  24,894,506
 Less: Accumulated Depreciation        (15,376,953) (15,809,227)(16,039,124)
                                        ----------   ----------  ----------
NET PROPERTY, PLANT & EQUIP.             9,417,302    9,085,908   8,855,382

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco. Receivables              0            0           0
 Equity Investments in
  Minority Interests                       110,075      110,075     110,075
 Long term Notes Receivable                      0            0           0
 Patents & Purchased Technology, net     1,980,640    1,812,398   1,766,695
 Miscellaneous other assets                106,646      106,524     106,401
                                         ---------    ---------   ---------
NET OTHER ASSETS                         2,197,361    2,028,997   1,983,171
                                        ----------   ----------  ----------
TOTAL ASSETS                           $27,194,094  $26,123,381 $25,493,775
                                        ==========   ==========  ==========

See Accompanying Notes to Financial Statements
-------------------------------------------------------------------
Case Name:        Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-1

                    Comparative Balance Sheets
                    As of:     NOVEMBER 30, 1995

ASSETS                                    5/31/95      6/30/95      7/31/95

CURRENT ASSETS:
 Cash                                     $157,900     $138,077     $344,437
 Other Negotiable Instruments
   (i.e. Commercial Paper, CD's
    Repo's, etc.)                        6,051,807    5,976,957    5,973,454
 Accounts Receivable (See OPR-3)         3,123,410    3,557,453    3,407,884
 Less: Allowance for doubtful accounts   (159,019)     (166,019)    (173,017)
 Inventory, at lower of cost or market   3,920,770    3,903,542    3,744,522
 Prepaid Expenses and Deposits           1,261,826    1,234,929    1,163,646
 Other Receivables                          78,432       75,165       76,573
                                        ----------   ----------   ----------
TOTAL CURRENT ASSETS                    14,435,126   14,720,104   14,537,499

PROPERTY, PLANT AND EQUIPMENT, AT COST  24,913,243   24,903,260   24,926,375
 Less: Accumulated Depreciation        (16,267,078) (16,669,411) (16,887,830)
                                        ----------   ----------   ----------
NET PROPERTY, PLANT & EQUIP.             8,646,165    8,233,849    8,038,545

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco. Receivables              0            0            0
 Equity Investments in
  Minority Interests                       110,075      110,075      110,075
 Long term Notes Receivable                      0            0            0
 Patents & Purchased Technology, net     1,724,305    1,634,189    1,571,552
 Miscellaneous other assets                106,279      106,156      106,034
                                         ---------    ---------    ---------
NET OTHER ASSETS                         1,940,659    1,850,420    1,787,661
                                        ----------    ---------    ---------
TOTAL ASSETS                           $25,021,950  $24,804,373  $24,363,705
                                        ==========   ==========   ==========
See Accompanying Notes to Financial Statements
---------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                  94-43054
                             Form OPR-1

                        Comparative Balance Sheet
                         As of:  NOVEMBER 30, 1995

ASSETS                                   8/31/95        9/30/95     10/31/95

CURRENT ASSETS:
   Cash                                   $431,722      $111,722    $162,718
   Other Negotiable Instruments
     (i.e. Commercial Paper,             6,215,932     6,040,001   5,232,590
     CD's, Repo's etc.)
   Accounts Receivable (See OPR-3)       3,179,522     3,246,157   4,344,761
   Less:Allowance for doubtful
     accounts                             (180,037)    (187,342)    (194,793)
   Inventory, at lower of cost or
     market                              3,682,465     4,103,462   3,923,724
   Prepaid Expenses and Deposits         1,360,141     1,388,231     779,179
   Other Receivables                        79,128        85,007      87,124
                                         ---------    ---------    ---------
         TOTAL CURRENT ASSETS           14,768,873    14,787,238  14,335,303

PROPERTY, PLANT AND EQUIPMENT, AT COST  24,944,783    24,967,102  25,034,893
      Less: Accumulated Depreciation   (17,105,893)  (17,525,164)(17,809,440)
                                       -----------  -----------  -----------
         NET PROPERTY, PLANT & EQUIP.    7,838,890     7,441,938   7,225,453

OTHER ASSETS:
   Investment in Foreign Subsidiary
      & Interco. Receivables                     0            0            0
   Equity Investments in Minority
      Interests                            110,075       110,075     110,075
   Long Term Notes Receivable                    0             0           0
   Patents & Purchased Technology, net   1,527,563     1,339,284   1,246,871
   Miscellaneous other assets              105,912       105,790     105,667
                                         ---------     ---------   ---------
         NET OTHER ASSETS                1,743,550     1,555,149   1,462,613
                                         ---------     ---------   ---------
         TOTAL ASSETS                  $24,351,313   $23,784,325 $23,023,369
                                        ==========    ==========  ==========
See Accompanying Notes to Financial Statements.
---------------------------------------------------------------------------
Case Name:      Cambridge Biotech Corporation
Case Number:    94-43054
                Form OPR-1

                Comparative Balance Sheets
                As of:  November 30, 1995
---------------------------------------------------------------------------
ASSETS                                    11/30/95
CURRENT ASSETS
   Cash                                $   201,501
   Marketable Securities                 5,405,083
   Accounts Receivable(See OPR-3)        4,514,457
   Less: Allowance for
         doubtful accounts                (201,822)
   Inventory, at lower of cost
     or market                           3,568,252
   Prepaid Expenses                        719,167
   Other Receivables                        88,328
                                         ---------
       TOTAL CURRENT ASSETS             14,294,966

PROPERTY, PLANT AND EQUIPMENT,
   AT COST                              24,879,731
   Less: Accumulated
         Depreciation                  (17,878,752)
                                        ----------
       NET PROPERTY,PLANT & EQUIP.       7,000,979

OTHER ASSETS:
   Investment in Foreign Subsidiary
     & Interco. Receivables                      0
   Equity Investments in Minority
     Interests                             110,075
   Long term Notes Receivable                    0
   Patents & Purchased Technology, net   1,153,241
   Miscellaneous other assets              105,545
                                         ---------
        NET OTHER ASSETS                 1,368,861
                                         ---------
        TOTAL ASSETS                   $22,664,806

See Accompanying Notes to Financial Statements
-----------------------------------------------------------------------------
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
                As of:     NOVEMBER 30, 1995

                                   FILING
                                    DATE     7/31/94     8/31/94     9/30/94
LIABILITIES

POST PETITION LIABILITIES (OPR-4)      $0    $650,373  $1,141,051  $1,497,470

PRE PETITION LIABILITIES:
 Priority Debt                   223,302     182,012     182,012      68,035
 Secured Debt                  5,034,218   5,033,952   5,033,605   4,026,027
 Unsecured Debt                5,523,250   5,524,993   5,524,993   5,555,313
TOTAL PRE PETITION            ----------  ----------  ----------   ---------
 LIABILITIES                  10,780,770  10,740,957  10,740,610   9,649,375

 Accrued Restructuring         1,844,180   1,842,293   1,838,952   1,838,649
 Deferred Revenue & Taxes      5,254,300   5,247,862   5,224,541   4,432,191
 Income Taxes Payable
                              ----------  ----------  ----------  ----------
TOTAL LIABILITIES             17,879,250  18,481,485  18,945,154  17,417,685

MINORITY INTEREST

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                    0             0           0           0
 COMMON STOCK                 260,570       260,570     260,570     260,570
 PAID - IN CAPITAL        119,978,714   119,985,005 119,993,131 120,001,257

ACCUMULATED DEFICIT:
  Through Filing Date    (101,970,777) (101,970,777)(101,970,777)(101,970,777)
  Post Filing Date - 1994                   298,447     (592,669)    (757,273)
  Post Filing Date - 1995
                           ----------  ----------    ----------  ----------
TOTAL ACCUMULATED DEFICIT(101,970,777) (101,672,330)(102,563,446)(102,728,050)
                           ----------  ----------    ----------  ----------
TOTAL SHAREHOLDERS' EQUITY 18,268,507    18,573,245   17,690,255   17,533,777

TOTAL LIABILITIES AND      ----------  ----------  ----------  ----------
 SHAREHOLDERS' EQUITY     $36,147,757 $37,054,730 $36,635,409 $34,951,462
                              ==========  ==========  ==========  ==========
See Accompanying Notes to Financial Statements.
______________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
                As of:     NOVEMBER 30, 1995


                                  10/31/94    11/30/94     12/31/94
LIABILITIES

POSTPETITION LIABILITIES (OPR-4) $2,082,362   $2,755,184   $2,953,193

PRE PETITION LIABILITIES:
 Priority Debt                       68,035       67,035       41,405
 Secured Debt                     4,025,674    4,025,320    4,024,962
 Unsecured Debt                   5,557,217    5,554,724    5,648,205
TOTAL PRE PETITION                ---------    ---------    ---------
 LIABILITIES                      9,650,926    9,647,079    9,714,572

 Accrued Restructuring            1,818,204    1,818,204      378,170
 Deferred Revenue & Taxes         4,478,161    7,969,504    6,788,574
 Income Taxes Payable                                             479
                                 ----------   ----------   ----------
TOTAL LIABILITIES                18,029,653   22,189,971   19,834,988

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                          0            0            0
 COMMON STOCK                       260,570      260,570      260,570
 PAID - IN CAPITAL              120,009,383  120,017,509  120,024,635

ACCUMULATED DEFICIT:
  Through Filing Date          (101,970,777)(101,539,684)(101,539,684)
  Post Filing Date - 1994        (2,070,507)  (8,897,193) (10,077,840)
  Post Filing Date - 1995
                                 ----------  -----------  -----------
TOTAL ACCUMULATED DEFICIT     (104,041,284) (110,436,877)(111,617,524)
                                 ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY      16,228,669     9,841,202    8,667,681

TOTAL LIABILITIES AND            ----------   ----------   ----------
 SHAREHOLDERS' EQUITY           $34,258,322  $32,031,173  $28,502,669
                                 ==========   ==========   ==========
See Accompanying Notes to Financial Statements.
____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:            94-43054
                       Form OPR-2

                 Comparative Balance Sheets
                As of:     NOVEMBER 30, 1995

                                      1/31/95     2/28/95      3/31/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $3,406,350  $3,711,705   $3,844,426

PRE PETITION LIABILITIES:
 Priority Debt                          41,405      41,405       37,685
 Secured Debt                        4,024,601   4,024,238    4,023,872
 Unsecured Debt                      5,607,221   5,609,144    5,609,724
                                     ---------   ---------    ---------
TOTAL PRE PETITION LIABILITIES       9,623,227   9,674,787    9,671,281

 Accrued Restructuring                 378,170     374,564      371,904
 Deferred Revenue & Taxes            6,481,588   6,092,576    5,720,237
 Income Taxes Payable                      479         479        1,299
                                    ----------  ----------   ----------
TOTAL LIABILITIES                   19,939,814  19,854,111   19,609,147

MINORITY INTEREST                        1,193       1,193        2,800

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                            0            0            0
 COMMON STOCK                         260,570      260,570      260,570
 PAID - IN CAPITAL                120,032,761  120,040,887  120,049,013

 ACCUMULATED DEFICIT:
  Through Filing Date            (101,539,684)(101,539,684)(101,539,684)
  Post Filing Date - 1994         (10,077,840) (10,077,840) (10,077,840)
  Post Filing Date - 1995            (815,435)  (1,345,143)  (2,180,625)
                                  -----------  -----------  -----------
 TOTAL ACCUMULATED DEFICIT       (112,432,959)(112,962,667)(113,798,149)
                                   ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY          7,860,372    7,338,790    6,511,434

TOTAL LIABILITIES AND              ----------   ----------   ----------
 SHAREHOLDERS' EQUITY             $27,801,379  $27,194,094  $26,123,381
                                   ==========   ==========   ==========
 See Accompanying Notes to Financial Statements.
____________________________________________________________________________
Case Name:       Cambridge Biotech Corporation
Case Number:             94-43054
                        Form OPR-2

                  Comparative Balance Sheets
                  As of:     NOVEMBER 30, 1995

                                     4/30/95       5/31/95      6/30/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $4,049,265   $4,344,761   $4,873,571

PRE PETITION LIABILITIES:
 Priority Debt                          36,319       36,319       34,954
 Secured Debt                        4,023,502    4,023,130    4,022,755
 Unsecured Debt                      5,594,925    5,594,925    5,600,781
                                     ---------    ---------    ---------
TOTAL PRE PETITION LIABILITIES       9,654,746    9,654,374    9,658,490

 Accrued Restructuring                 370,929      370,929      366,089
 Deferred Revenue                    5,401,416    5,083,970    4,753,389
 Income Taxes Payable                    1,299        1,299        2,335
                                    ----------   ----------   ----------
TOTAL LIABILITIES                   19,477,655   19,455,333   19,653,874

MINORITY INTEREST                        2,800        2,800        4,832

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                             0            0            0
 COMMON STOCK                          260,570      260,570      260,570
 PAID - IN CAPITAL                 120,057,139  120,065,265  120,073,391

 ACCUMULATED DEFICIT:
  Through Filing Date             (101,539,684)(101,539,684)(101,539,684)
  Post Filing Date - 1994          (10,077,840) (10,077,840) (10,077,840)
  Post Filing Date - 1995           (2,686,865)  (3,144,494)  (3,570,770)
                                   -----------  -----------  -----------
 TOTAL ACCUMULATED DEFICIT        (114,304,389)(114,762,018)(115,188,294)
                                    ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY           6,013,320    5,563,817    5,145,667

TOTAL LIABILITIES AND               ----------   ----------   ----------
 SHAREHOLDERS' EQUITY              $25,493,775  $25,021,950  $24,804,373
                                    ==========   ==========   ==========
 See Accompanying Notes to Financial Statements.
-----------------------------------------------------------------------------
Case Name:       Cambridge Biotech Corporation
Case Number:             94-43054
                        Form OPR-2

                  Comparative Balance Sheets
                  As of:    NOVEMBER 30, 1995

                                      7/31/95      8/31/95      9/30/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $5,422,110   $5,594,484    $5,774,517

PRE PETITION LIABILITIES:
 Priority Debt                          36,319       36,319        36,319
 Secured Debt                        4,022,376    4,021,995     4,021,611
 Unsecured Debt                      5,603,755    5,603,755     5,603,755
                                     ---------    ---------     ---------
TOTAL PRE PETITION LIABILITES        9,662,450    9,662,069     9,661,685

 Accrued Restructuring                 364,055      321,395       274,694
 Deferred Revenue                    4,444,846    4,132,160     3,798,366
 Income Taxes Payable                    2,335        2,335         3,128
                                    ----------    ---------     ---------
TOTAL LIABILITES                    19,895,796   19,712,443    19,512,390

MINORITY INTEREST                        4,832        4,832         6,386

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                             0            0             0
 COMMON STOCK                          260,570      260,570       260,570
 PAID - IN CAPITAL                 120,073,391  120,073,391   120,073,391

 ACCUMULATED DEFICIT:
  Through Filing Date             (101,539,684)(101,539,684) (101,539,684)
  Post Filing Date - 1994          (10,077,840) (10,077,840)  (10,077,840)
  Post Filing Date - 1995           (4,253,360)  (4,082,399)   (4,450,888)
                                   -----------  ------------  ------------
 TOTAL ACCUMULATED DEFICIT        (115,870,884)(115,699,923) (116,068,412)
                                    ----------  ------------  ------------
TOTAL SHAREHOLDERS' EQUITY           4,463,077    4,634,038     4,265,549

TOTAL LIABILITIES AND               ----------   -----------   -----------
 SHAREHOLDERS' EQUITY              $24,363,705  $24,351,313   $23,784,325
                                    ==========   ===========   ==========
 See Accompanying Notes to Financial Statements.
 ____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:    94-43054
                Form OPR-2

Comparative Balance Sheets
As Of:  NOVEMBER 30, 1995

                                     10/31/95   11/30/95
LIABILITIES
POST PETITION LIABILITIES (OPR-4)  $4,950,424   $5,121,358
PRE-PETITION LIIABILITIES:
   Priority Debt                       36,319       36,319
   Secured Debt                     4,021,223    4,020,833
   Unsecured Debt                   5,604,060    5,603,915
                                    ---------    ---------
    TOTAL PRE-PETITION LIABILITIES  9,661,602    9,661,067
   Accrued Restructuring              255,755      242,820
   Deferred Revenue                 3,513,689    3,131,233
   Income Taxes Payable                 3,128        3,128
                                    ---------    ---------
    TOTAL LIABILITIES              18,384,598   18,159,606
MINORITY INTEREST                       6,386        6,386
SHAREHOLDERS' EQUITY (DEFICIT):
        PREFERRED STOCK                     0            0
        COMMON STOCK                  260,570      260,570
        PAID-IN CAPITAL           120,073,391  120,073,391
        ACCUMULATED DEFICIT:
          Through Filing Date    (101,539,684)(101,539,684)
          Post Filing Date-1994   (10,077,840) (10,077,840)
          Post Filing Date-1995    (4,084,052)  (4,217,623)
                                    ---------  ------------
    TOTAL ACCUMULATED DEFICIT    (115,701,576)(115,835,147)
                                -------------  ------------
    TOTAL SHAREHOLDERS' EQUITY      4,632,385    4,498,814
    TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY      $23,023,369  $22,664,806
                                   ==========   ==========
----------------------------------------------------------------------------
Case Name:    Cambridge Biotech Corporation          Form:         OPR-3
Case Number:  94-43054

                                Summary of Accounts Receivable
                                As of:          NOVEMBER 30, 1995

                                                  0 - 30       31 - 60
                                    TOTAL           DAYS        DAYS
                                 -----------     ----------  ------------
Date of Filing:July 7, 1994     2,813,216.84    2,110,219.71   452,069.57
 Allowance for doubtful accts    (159,413.23)
               Net              2,653,803.61    2,110,219.71   452,069.57

Month:         July 31, 1994    2,798,472.98    1,289,104.11 1,238,841.68
 Allowance for doubtful accts    (153,956.56)
               Net              2,644,516.42    1,289,104.11 1,238,841.68

Month:         August 31, 1994  2,426,792.24    1,669,036.84   267,054.03
 Allowance for doubtful accts    (156,701.89)
               Net              2,270,090.35    1,669,036.84   267,054.03

Month:         Sept. 30, 1994   3,072,351.16    2,402,728.52   365,353.30
 Allowance for doubtful accts    (156,701.89)
               Net              2,915,649.27    2,402,728.52   365,353.30

Month:         October 31, 1994 2,456,054.54    1,406,348.28   750,784.77
 Allowance for doubtful accts    (154,964.89)
               Net              2,301,089.65    1,406,348.28   750,784.77

Month:         Nov. 30, 1994    2,020,214.59    1,322,881.77   350,696.71
 Allowance for doubtful accts    (154,988.00)
               Net              1,865,226.59    1,322,881.77   350,696.71

Month:         Dec. 31, 1994    3,025,812.46    2,407,489.50   389,515.89
 Allowance for doubtful accts    (150,200.00)
               Net              2,875,612.46    2,407,489.50   389,515.89

Month:         January 31, 1995 2,712,217.41    1,602,468.56   854,807.89
 Allowance for doubtful accts    (150,753.71)
               Net              2,561,463.70    1,602,468.56   854,807.89

Month:         Feb. 28, 1995    2,721,156.82    1,972,020.47   187,953.54
 Allowance for doubtful accts    (151,582.78)
               Net              2,569,574.04    1,972,020.47   187,953.54

Month:         March 31, 1995   3,221,150.56    2,380,366.33   671,660.83
 Allowance for doubtful accts    (148,773.14)
               Net              3,072,377.42    2,380,366.33   671,660.83

Month:         April 30, 1995   3,111,505.76    1,660,592.76  1,250,431.86
 Allowance for doubtful accts    (155,829.15)
               Net              2,955,676.61    1,660,592.76  1,250,431.86

Month:         May 31, 1995     3,123,410.36    2,153,951.07   257,035.14
 Allowance for doubtful accts    (159,019.25)
               Net              2,964,391.11    2,153,951.07   257,035.14

Month:         June 30, 1995    3,557,453.25    2,902,109.40   332,562.82
 Allowance for doubtful accts    (166,019.26)
               Net              3,391,433.99    2,902,109.40   332,562.82

Month:         July 31, 1995    3,407,884.36    2,212,905.66   982,984.93
 Allowance for doubtful accts    (173,017.12)
               Net              3,234,867.24    2,212,905.66   982,984.93

Month:         August 31, 1995  3,179,522.37    2,183,815.66   281,811.74
 Allowance for doubtful accts.   (180,037.08)
               Net              2,999,485.29    2,183,815.66   281,811.74

Month:     September 30, ,1995  3,246,157.13    2,482,719.49   515,865.14
 Allowance for doubtful accts.   (187,341.75)
               Net              3,058,815.38    2,482,719.49   515,865.14

Month:     October 31, 1995     4,344,760.98    2,458,054.64 1,491,457.97
 Allowance for doubtful accts.   (194,793.10)
               Net              4,149,967.88    2,458,054.64 1,491,457.97

Month:     November 30, 1995    4,514,456.69    2,632,421.11 1,045,556.05
 Allowance for doubtful accts.   (201,821.98)
               Net              4,312,634.71    2,632,421.11 1,045,556.05
_________________________________________________________________________
Case Name:     Cambridge Biotech Corporation          Form: OPR-3
Case Number:              94-43054

                                Summary of Accounts Receivable
                                As of:          NOVEMBER 30, 1995

                                                 61 - 90           OVER
                                    TOTAL           DAYS        90 DAYS
                                 -----------    ---------    ----------
Date of Filing:July 7, 1994     2,813,216.84    56,398.93    194,528.63
 Allowance for doubtful accts    (159,413.23)               (159,413.23)
               Net              2,653,803.61    56,398.93     35,115.40

Month:         July 31, 1994    2,798,472.98    128,524.10   142,003.09
 Allowance for doubtful accts    (153,956.56)   (11,953.47) (142,003.09)
               Net              2,644,516.42    116,570.63         0.00

Month:         August 31, 1994  2,426,792.24    297,637.99   193,063.38
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,270,090.35    297,637.99    36,361.49

Month:         Sept. 30, 1994   3,072,351.16     77,168.82   227,100.52
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,915,649.27     77,168.82    70,398.63

Month:         October 31, 1994 2,456,054.54     87,405.93   211,515.56
 Allowance for doubtful accts    (154,964.89)               (154,964.89)
               Net              2,301,089.65     87,405.93    56,550.67

Month:         Nov. 30, 1994    2,020,214.59    188,381.49   158,254.62
 Allowance for doubtful accts    (154,988.00)               (154,988.00)
               Net              1,865,226.59    188,381.49     3,266.62

Month:         Dec. 31, 1994    3,025,812.46     65,733.45   163,073.62
 Allowance for doubtful accts    (150,200.00)               (150,200.00)
               Net              2,875,612.46     65,733.45    12,873.62

Month:         January 31, 1995 2,712,217.41     92,582.75   162,358.21
 Allowance for doubtful accts    (150,753.71)               (150,753.71)
               Net              2,561,463.70     92,582.75    11,604.50

Month:         Feb. 28, 1995    2,721,156.82    407,769.97   153,412.84
 Allowance for doubtful accts    (151,582.78)               (151,582.78)
               Net              2,569,574.04    407,769.97     1,830.06

Month:         March 31, 1995   3,221,150.56     45,696.46   123,426.94
 Allowance for doubtful accts    (148,773.14)   (25,346.20) (123,426.94)
               Net              3,072,377.42     20,350.26         0.00

Month:         April 30, 1995   3,111,505.76    103,220.04    97,261.10
 Allowance for doubtful accts    (155,829.15)   (58,568.05)  (97,261.10)
               Net              2,955,676.61     44,651.99         0.00

Month:         May 31, 1995     3,123,410.36    631,903.39    80,520.76
 Allowance for doubtful accts    (159,019.25)   (78,498.49)  (80,520.76)
               Net              2,964,391.11    553,404.90         0.00

Month:         June 30, 1995    3,557,453.25     52,189.56   270,591.47
 Allowance for doubtful accts    (166,019.26)               (166,019.26)
               Net              3,391,433.99     52,189.56   104,572.21

Month:         July 31, 1995    3,407,884.36    125,622.71    86,371.06
 Allowance for doubtful accts    (173,017.12)   (86,646.06)  (86,371.06)
               Net              3,234,867.24     38,976.65         0.00

Month:         August 31, 1995  3,179,522.37    559,210.76   154,684.21
 Allowance for doubtful accts.   (180,037.08)   (25,352.87) (154,684.21)
               Net              2,999,485.29    533,857.89         0.00

Month:      September 30, 1995  3,246,157.13     84,128.64   163,443.86
 Allowance for doubtful accts.   (187,341.75)   (23,897.89) (163,443.86)
               Net              3,058,815.38     60,230.75         0.00

Month:      October 31, 1995    4,344,760.98    230,772.04    164,476.33
 Allowance for doubtful accts.   (194,793.10)   (30,316.77)  (164,476.33)
               Net              4,149,967.88    200,455.27          0.00

Month:      November 30, 1995   4,514,456.69    583,493.54    252,985.99
 Allowance for doubtful accts.   (201,821.98)         0.00   (201,821.98)
               Net              4,312,634.71    583,493.54     51,164.01
________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   NOVEMBER 30, 1995

                          DATE      DATE         TOTAL      0-30     31-60
                         INCURRED   DUE          DUE        DAYS     DAYS
TAXES PAYABLE:
 Federal Income Taxes W/H                             0
 FICA-Employer's Share                                0
 FICA-Employee's Share W/H                            0
 Unemployment Tax                                     0
 State Income Tax Withheld                            0
 State Sales & Use Tax   Various    Various       2,557    1,057     1,000
 State Franchise Tax     Various    Various       3,034    1,034     1,000
 Real Estate and
  Personal Property Tax  Various    Various      60,664   16,664     9,000
                                                 ------   ------     -----
TOTAL TAXES PAYABLE                              66,255   18,755    11,000

POST PETITION
 SECURED DEBT                                         0        0

POST PETITION
 UNSECURED DEBT                                       0        0

ACCRUED INTEREST
 PAYABLE                  Various   Various      25,821    4,821     3,000

TRADE ACCOUNTS
  PAYABLE & OTHER:
 Accounts Payable         Various   Various     493,439   452,011       56
 Accrued Expenses         Various   Various   3,126,233   813,340  617,893
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,409,610 1,409,610
                                     from
                                     Ch. 11
TOTAL ACCOUNTS                                ---------  ---------  -------
 PAYABLE & OTHER                              5,029,282  2,674,961  617,949
                                              ---------  ---------  -------
TOTAL POST PETITION LIABILITIES              $5,121,358 $2,698,537 $631,949
                                              =========  =========  =======

_______________________________________________________________________________

Case Name:   Cambridge Biotech Corporation               Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   NOVEMBER 30, 1995

                          DATE      DATE         TOTAL      61-90    OVER 90
                         INCURRED   DUE          DUE        DAYS      DAYS
TAXES PAYABLE:
 Federal Income Taxes W/H                             0
 FICA-Employer's Share                                0
 FICA-Employee's Share W/H                            0
 Unemployment Tax                                     0
 State Income Tax Withheld                            0
 State Sales & Use Tax   Various    Various        2,557       500
 State Franchise Tax     Various    Various        3,034     1,000
 Real Estate and
  Personal Property Tax  Various    Various       60,664     9,000    26,000
                                                 ------     -----     -----
TOTAL TAXES PAYABLE                               66,255    10,500    26,000

POST PETITION
 SECURED DEBT                                         0         0

POST PETITION
 UNSECURED DEBT                                       0         0

ACCRUED INTEREST
 PAYABLE                  Various   Various      25,821     3,000     15,000

TRADE ACCOUNTS
  PAYABLE & OTHER:
 Accounts Payable         Various   Various     493,439       766     40,606
 Accrued Expenses         Various   Various   3,126,233   380,000  1,315,000
 Accrued Stock
  Incentive Plan          7/8/94    Emerge    1,409,610
                                    from
                                    Ch. 11
TOTAL ACCOUNTS                                ---------   -------  ---------
 PAYABLE & OTHER                              5,029,282   380,766  1,355,606
                                              ---------   -------  ---------
TOTAL POST PETITION LIABILITIES              $5,121,358  $394,266 $1,396,606
                                              =========   =======  =========

_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - November 30, 1995

                              7/8-31/94    August     September

NET REVENUE (INCOME)          $1,990,463 $1,297,330  $2,870,689

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         677,628    872,451  1,424,705
                               ---------    -------    -------
GROSS PROFIT                   1,312,835    424,879  1,445,984

OPERATING EXPENSES:
 Selling and Marketing            86,253    117,890    129,345
 General and Administrative      330,964    404,626    548,839
 Research and Development        223,590    359,735    288,595
 Other: Regulatory                18,336     22,767     18,815
 Other: Misc. (Income)/Expense   (13,655)    (8,693)   (45,076)
                                 -------    -------    -------
TOTAL OPERATING EXPENSES         645,488    896,325    940,518

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------    -------    -------
 EXTRAORDINARY EXPENSES          667,347   (471,446)   505,466

CHAPTER 11 EXPENSES              (97,310)  (113,110)  (112,501)

INTEREST EXPENSE                 (27,145)   (38,638)   (31,839)

DEPRECIATION                    (244,445)  (267,922)  (275,730)

INCOME TAX EXPENSE                     0          0          0

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0   (250,000)
                                 -------    -------    -------
NET INCOME (LOSS)               $298,447  ($891,116) ($164,604)
                                 =======    =======    =======
See Accompanying Notes to Financial Statements.
_______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - November 30, 1995

                              October     November     December

NET REVENUE (INCOME)         $1,089,394  $1,073,137   $3,369,904

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        781,526     637,644    1,201,755
                                -------     -------      -------
GROSS PROFIT                    307,868     435,493    2,168,149

OPERATING EXPENSES:
 Selling and Marketing          130,164     137,154      157,174
 General and Administrative     503,279     497,797      931,930
 Research and Development       526,086     376,756      871,580
 Other: Regulatory               41,259      26,668       32,231
 Other: Misc. (Income)/Expense    1,583     (28,619)     929,547
                              ---------   ---------    ---------
TOTAL OPERATING EXPENSES      1,202,371   1,009,756    2,922,462

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR        -------     -------      -------
 EXTRAORDINARY EXPENSES       (894,503)   (574,263)    (754,313)

CHAPTER 11 EXPENSES           (130,808)   (105,473)     (42,975)

INTEREST EXPENSE               (25,880)    (34,149)     131,775

DEPRECIATION                  (262,043)   (261,816)    (611,521)

INCOME TAX EXPENSE                   0           0        8,493

MINORITY INTEREST                                             0

EXTRAORDINARY
 INCOME(EXPENSE)                     0   (5,850,985)     87,894
                             ---------    ---------    ---------
NET INCOME (LOSS)          $(1,313,234) $(6,826,686) $(1,180,647)
                             =========    =========    =========
See Accompanying Notes to Financial Statements.

______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - November 30, 1995

                            January 1995   February     March

NET REVENUE (INCOME)          $1,396,377 $1,766,809  $2,778,865

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         757,549    920,742   1,509,887
                                 -------    -------   ---------
GROSS PROFIT                     638,828    846,067   1,268,978

OPERATING EXPENSES:
 Selling and Marketing           120,148    116,908     179,619
 General and Administrative      502,352    451,508     942,244
 Research and Development        404,257    395,094     664,295
 Other: Regulatory                33,717     31,186      35,613
 Other: Misc.
  (Income)/Expense               (52,914)   (44,031)    (43,545)
                                 -------    -------   ---------
TOTAL OPERATING EXPENSES       1,007,560    950,665   1,778,226

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------    -------     -------
 EXTRAORDINARY EXPENSES         (368,732)  (104,598)   (509,248)

CHAPTER 11 EXPENSES              (98,405)   (96,420)    (78,629)

INTEREST EXPENSE                 (32,384)   (31,021)     58,559

DEPRECIATION                    (315,211)  (301,785)   (299,621)

INCOME TAX EXPENSE                     0      4,116      (4,936)

MINORITY INTEREST                   (703)         0      (1,607)

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0           0
                                  -------    -------    -------
NET INCOME (LOSS)               ($815,435) ($529,708) ($835,482)
                                  =======    =======    =======
See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - November 30, 1995

                               April         May         June

NET REVENUE (INCOME)          $1,642,292   $2,188,446  $2,959,667

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         726,804    1,086,787   1,642,248
                                 -------    ---------   ---------
GROSS PROFIT                     915,488    1,101,659   1,317,419

OPERATING EXPENSES:
 Selling and Marketing           139,342      152,110     172,675
 General and Administrative      490,893      572,129     824,781
 Research and Development        392,539      408,496     430,260
 Other: Regulatory                17,577       29,652      41,658
 Other: Misc.
  (Income)/Expense               (48,350)     (46,132)    (83,349)
                                 -------    ---------     -------
TOTAL OPERATING EXPENSES         992,001    1,116,255   1,386,025

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR           ------       ------     -------
 EXTRAORDINARY EXPENSES          (76,513)     (14,596)    (68,606)

CHAPTER 11 EXPENSES              (99,270)    (113,541)   (123,086)

INTEREST EXPENSE                 (32,995)     (33,974)     63,298

DEPRECIATION                    (297,462)    (295,518)   (294,814)

INCOME TAX EXPENSE                     0            0      (1,036)

MINORITY INTEREST                      0            0      (2,032)

EXTRAORDINARY
 INCOME(EXPENSE)                       0            0           0
                                  -------     -------     -------
NET INCOME (LOSS)               ($506,240)  ($457,629)  ($426,276)
                                  =======     =======     =======
See Accompanying Notes to Financial Statements.
----------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                    94-43054
                              Form OPR - 5
                            Income Statement
                    Period: July 8, 1994 - November 30, 1995

                                  July      August    September

NET REVENUE (INCOME)          $1,938,622  $2,373,327  $2,730,414

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD       1,101,074     946,529   1,357,642
                               ---------   ---------  ----------
GROSS PROFIT                     837,548   1,426,798   1,372,772

OPERATING EXPENSES:
 Selling and Marketing           134,861     135,741     103,055
 General and Administrative      446,284     330,294     918,735
 Research and Development        498,460     397,805     414,180
 Other:Regulatory                 29,266      22,144      29,693
 Other:Misc.(Inc)/Exp.           (15,202)     (7,476)   (118,333)
                                 -------     -------    ---------
TOTAL OPERATING EXPENSES       1,093,669     878,508   1,347,330

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------     -------    ---------
 EXTRAORDINARY EXPENSES         (256,121)    548,290      25,442

CHAPTER 11 EXPENSES             (138,916)    (97,785)   (105,820)

INTEREST EXPENSE                  (1,589)      6,064      (1,583)

DEPRECIATION                    (285,964)   (285,608)   (284,181)

INCOME TAX EXPENSE                     0           0        (793)

MINORITY INTEREST                      0           0      (1,554)

EXTRAORDINARY
 INCOME (EXPENSE)                      0           0           0
                                 -------     --------    -------
NET INCOME (LOSS)              $(682,590)   $170,961   ($368,489)
                                 =======     ========   =========
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
CASE NAME:      Cambridge Biotech Corporation
CASE NUMBER:    94-43054
                Form OPR-5
                Consolidated Income Statement
                Period:  July 8, 1994 - November 30, 1995
                                                                  FILING
                                     October      November        TO DATE
NET REVENUE (INCOME)               $2,795,039    $2,791,697     $37,052,472
COST OF GOODS SOLD:
   Materials
   Labor - Direct
   Manufacturing Overhead
        TOTAL COST OF GOODS SOLD    1,242,412     1,456,544      18,343,927
                                    ---------     ---------      ----------
GROSS PROFIT                        1,552,627     1,335,153      18,708,545
OPERATING EXPENSES:
   Selling and Marketing               81,641       118,817       2,212,897
   General & Administrative           442,043       476,452       9,615,150
   Research & Development             364,558       460,261       7,476,547
   Other:Regulatory                    34,632        29,775         494,989
   Other: Misc. (Income)/Expense      (48,377)      (41,058)        286,320
                                     --------       -------       ---------
         TOTAL OPERATING EXPENSES     874,497     1,044,247      20,085,903
INCOME BEFORE INTEREST, DEPRECIATION,--------       -------       ---------
        TAXES/EXTRAORDINARY EXPENSES  678,130       290,906      (1,377,358)
CHAPTER 11 EXPENSES                   (25,411)     (138,570)     (1,718,030)
INTEREST EXPENSE                       (1,607)       (1,577)        (34,685)
DEPRECIATION                         (284,276)     (284,330)     (5,152,247)
INCOME TAX EXPENSE                          0             0           5,844
MINORITY INTEREST                           0             0          (5,896)
EXTRAORDINARY INCOME (EXPENSE)              0             0      (6,013,091)
                                    --------        -------       ---------
NET INCOME (LOSS)                     366,836     ($133,571)    (14,295,463)
                                     ========       =======     ============
---------------------------------------------------------------------------
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - November 30, 1995

                                     July 8-
                                     July 31     August      September

SOURCES OF CASH:
 Income (Loss) From Operations        $298,447  ($891,116)   ($164,604)
  Add: Depreciation, Amortization
    & Other Non-Cash Items             301,164    322,366      542,532
                                       -------    -------      -------
CASH GENERATED FROM OPERATIONS         599,611   (568,750)     377,928

  Add: Decrease in Assets:
    Accounts Receivable                  9,288    374,426
    Other Receivables                              48,564
    Inventory                           43,400    139,763      598,344
    Prepaid Expenses & Deposits                    33,235
    Property, Plant & Equipment
    Patents & Purchased Technology                              18,612
    Intercompany Receivables            76,315                  13,056
    Short Term Investments                                   1,233,746
    Proceeds on sale of foreign
      subsidiary
    Proceeds on sale of minority interest
    Proceeds on note receivable
    Other non-current assets               123

  Increase in Liabilities:
    Pre-Petition Liabilities             1,742                  52,055
    Post-Petition Liabilities          650,372    490,679      356,419
    Deferred Revenue
                                     ---------    -------    ---------
TOTAL SOURCES OF CASH (A)            1,380,851    517,917    2,650,160

USES OF CASH:
 Increase in Assets:
   Accounts Receivable                                         565,559
   Other Receivables                    29,508                  61,767
   Intercompany Receivables                       107,393
   Inventory
   Prepaid Expenses & Deposits         217,794                 193,023
   Patents & Purchased Technology
   Property, Plant & Equipment           2,325      3,197       37,492
   Other non-current assets                         2,378       17,329
   Short Term Investments            1,603,000    310,000

 Decrease in Liabilities:
   Pre-Petition Liabilities             41,290                 135,711
   Post-Petition Liabilities
   Accrued Restructuring                 1,886      3,341          304
   Deferred Revenue                                            750,000
   Secured Debt and Capital Leases         266        347    1,007,578
                                     ---------    -------    ---------
TOTAL USES OF CASH (B)               1,896,069    426,656    2,768,763
                                       -------    -------      -------
NET SOURCE (USE) OF CASH (A-B=NET)    (515,218)    91,261     (118,603)

CASH - BEGINNING BALANCE (See OPR-1) 1,287,187    771,969      863,230
                                       -------    -------      -------
CASH - ENDING BALANCE (See OPR-1)     $771,969   $863,230     $744,627
                                       =======    =======      =======
    See Accompanying Notes to Financial Statements
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - November 30, 1995

                                       October     November     December

SOURCES OF CASH:
 Income (Loss) From Operations       ($1,313,234)($6,826,686) ($1,180,647)
  Add: Depreciation, Amortization
    & Other Non-Cash Items               695,379   5,591,211      813,729
                                         -------     -------      -------
CASH GENERATED FROM OPERATIONS          (617,855) (1,235,475)    (366,918)

  Add: Decrease in Assets:
    Accounts Receivable                  539,309     435,863
    Other Receivables                                 47,594
    Inventory                                                     347,499
    Prepaid Expenses & Deposits           74,073                  212,966
    Property, Plant & Equipment           80,647       3,090    2,585,034
    Patents & Purchased Technology                   449,705
    Intercompany Receivables                 703                    1,670
    Short Term Investments
    Proceeds on sale of foreign
      subsidiary                                   1,982,685      100,000
    Proceeds on sale of minority interest                         534,125
    Proceeds on note receivable                                   120,000
    Other non-current assets                          38,056

  Increase in Liabilities:
    Pre-Petition Liabilities               1,904     230,000      120,000
    Post-Petition Liabilities            168,807     557,512      101,997
    Deferred Revenue                      88,212   3,528,549      152,057
                                         -------   ---------     --------
TOTAL SOURCES OF CASH (A)                335,800   6,037,579    3,908,430

USES OF CASH:
 Increase in Assets:
   Accounts Receivable                                         1,006,666
   Other Receivables                      31,479                  30,955
   Intercompany Receivables                           28,561
   Inventory                             154,467     168,891
   Prepaid Expenses & Deposits                       205,424
   Patents & Purchased Technology          1,756                  93,988
   Property, Plant & Equipment                                     6,513
   Other non-current assets                7,638                  34,059
   Short Term Investments                743,182   3,773,500   1,878,285

 Decrease in Liabilities:
   Pre-Petition Liabilities                            3,492      52,419
   Post-Petition Liabilities
   Accrued Restructuring                  20,445           0   1,440,034
   Deferred Revenue                                            1,202,600
   Secured Debt and Capital Leases           352         355         358
                                         -------   ---------   ---------
TOTAL USES OF CASH (B)                   959,319   4,180,223   5,745,877
                                         -------   ---------   ---------
NET SOURCE (USE) OF CASH (A-B=NET)      (623,519)  1,857,356  (1,837,447)

CASH - BEGINNING BALANCE (See OPR-1)     744,627     121,108   1,978,464
                                         -------   ---------     -------
CASH - ENDING BALANCE (See OPR-1)       $121,108  $1,978,464    $141,017
                                         =======   =========     =======
    See Accompanying Notes to Financial Statements
____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - November 30, 1995

                           January   February     March
SOURCES OF CASH:
 Income (Loss) From
  Operations              ($815,435) ($529,708) ($835,482)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items            110,375    140,458    424,199
CASH GENERATED FROM         -------    -------    -------
 OPERATIONS                (705,060)  (389,250)  (411,283)

 Add: Decrease in Assets:
  Accounts Receivable       310,429
  Other Receivables          14,602     17,407
  Inventory                            157,065
  Prepaid Expenses &
   Deposits
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables      510
  Short Term Investments    225,000     12,091  1,680,000
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities               1,923     4,116
  Post-Petition
   Liabilities              351,983    194,519     67,852
  Minority Interests          1,193                 1,607
  Deferred Revenue
                            -------     ------  ---------
TOTAL SOURCES OF CASH (A)   198,657     (6,245) 1,342,292

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                  122,838    502,803
  Other Receivables                                12,804
  Intercompany Receivables
  Inventory                 101,062                56,506
  Prepaid Expenses &
   Deposits                  20,763     74,783    267,061
  Patents & Purchased
   Technology                            6,500     17,442
  Property, Plant &
   Equipment                  6,035     11,790    100,880
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities   40,984                 7,256
  Post-Petition Liabilities                       104,642
  Accrued Restructuring           0      3,607      2,660
  Secured Debt and
   Capital Leases               361        363        367
                            -------    -------    -------
TOTAL USES OF CASH (B)      169,205    219,881  1,072,421

NET SOURCE (USE) OF CASH
 (A-B=NET)                   29,452   (226,126)   269,871

CASH-BEGINNING BALANCE
 (See OPR-1)                141,017    170,469    (55,657)

CASH-ENDING BALANCE          ------    -------    -------
 (See OPR-1)               $170,469   ($55,657)  $214,214
                             ======    =======    =======
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - November 30, 1995

                              April       May      June
SOURCES OF CASH:
 Income (Loss) From
  Operations                ($506,240) ($457,629) ($426,276)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items              171,744    166,848    407,066
CASH GENERATED FROM           -------    -------    -------
 OPERATIONS                  (334,496)  (290,781)   (19,210)

 Add: Decrease in Assets:
  Accounts Receivable         116,700
  Other Receivables                        1,797      3,267
  Inventory                              132,723     17,228
  Prepaid Expenses &
   Deposits                                          26,897
  Property, Plant &
   Equipment                      630
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments      317,117    110,759     74,850
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities                            4,491
  Post-Petition Liabilities    95,350    112,840    418,355
  Minority Interests                                  2,032
  Deferred Revenue
                               -------    ------    -------
TOTAL SOURCES OF CASH (A)      195,301    67,338    527,910

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                      8,714    427,043
  Other Receivables              3,090
  Intercompany Receivables
  Inventory                     87,322
  Prepaid Expenses &
   Deposits                     30,676    32,257
  Patents & Purchased
   Technology                   14,994    18,615     97,846
  Property, Plant &
   Equipment                              18,737     17,629
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities      16,165
  Post-Petition Liabilities     82,235     4,431
  Accrued Restructuring            975                4,840
  Secured Debt and
   Capital Leases                  369       373        375
                               -------    ------    -------
TOTAL USES OF CASH (B)         235,826    83,127    547,733

NET SOURCE (USE) OF CASH        ------    ------     ------
 (A-B=NET)                     (40,525)  (15,789)   (19,823)

CASH-BEGINNING BALANCE
 (See OPR-1)                   214,214   173,689    157,900

CASH-ENDING BALANCE             ------    ------     ------
 (See OPR-1)                  $173,689  $157,900   $138,077
                                ======    ======     ======
 See Accompanying Notes to Financial Statements.
-----------------------------------------------------------------------------
Case Name:                  Cambridge Biotech Corporation
Case Number:                          94-43054
                                    Form OPR - 6
                         Statement of Sources and Uses of Cash
                        Period of: July 8, 1994 - November 30, 1995


                                July       August     September
SOURCES OF CASH:               ------      -------    ---------
  Operations                  $(682,590)  $170,961   ($368,489)
  Amortization & Other
  Non-Cash Items                  1,241    (31,548)    273,879
  CASH GENERATED FROM             -------   --------  ---------
 OPERATIONS                    (681,349)   139,413     (94,610)

 Add: Decrease in Assets:
  Accounts Receivables          156,567    235,382       44,430
  Other Receivables                                       3,364
  Inventory                     159,020     62,057
  Prepaid Expenses &
   Deposits                      71,283
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments          3,503                  175,931
  Proceeds on sale of
   foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets
 Increase in Liabilities:
  Pre-Petition Liabilities        4,339
  Post-Petition Liabilities     519,932    172,374      180,826
  Minority Interests                                      1,554
  Deferred Revenue
                                -------    -------      -------
TOTAL SOURCES OF CASH (A)       233,295    609,226      311,495

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                                   103,760
  Other Receivables               1,408      2,555        9,243
  Intercompany Receivables
  Inventory                                              420,997
  Prepaid Expenses &
   Deposits                                196,495        28,090
  Patents & Purchased
   Technology                               18,964
  Property, Plant &
   Equipment                     23,114     18,408        22,319
  Other non-current assets
  Short Term Investments                   242,478

 Decrease in Liabilities:
  Pre-Petition Liabilities
  Post-Petition Liabilities
  Accrued Restructuring           2,035     42,660        46,702
  Secured Debt and
   Capital Leases                   378        381           384
                                 ------    -------       -------
TOTAL USES OF CASH (B)           26,935    521,941       631,495

NET SOURCE (USE) OF CASH        -------    -------       -------
 (A-B=NET)                      206,360     87,285      (320,000)

CASH - BEGINNING BALANCE
 (See OPR-1)                    138,077    344,437       431,722

CASH - ENDING BALANCE           -------    -------       -------
 (See OPR-1)                   $344,437   $431,722      $111,722
                                =======   ========       =======
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
CASE NAME:      Cambridge Biotech Corporation
CASE NUMBER:    94-43054
                Form OPR-6
                Statement of Sources and Uses of Cash
                Period of:  July 8, 1994 - November 30, 1995

                                                                    7/8/94-
                                      October     November         11/30/95
SOURCES OF CASH:
   Income (Loss) From Operations     $366,836    ($133,571)     ($14,295,463)
   Add: Depreciation, Amortization
        & Other Non-Cash Items        101,327      (12,091)       10,019,879
                                      -------    ---------        ----------
        CASH GENERATED FROM OPER.     468,163     (145,662)       (4,275,584)
   Add: Decrease in Assets:
        Accounts Receivable                                        2,222,394
        Other Receivables                                            136,595
        Inventory                     179,738      355,472         2,192,309
        Prepaid Expenses & Deposits   609,052       60,012         1,087,518
        Property, Plant & Equipment                                2,669,401
        Patents & Purchased Tech.                                    468,317
        Intercompany Receivables                                      92,254
        Short-Term Investments        807,411                      4,640,408
        Proceeds on sale of
        foreign subsidiary                                         2,082,685
        Proceeds on sale of
        minority interest                                            534,125
        Proceeds on note receivable                                  120,000
        Other non-current assets                                      38,179
   Increase in Liabilities:
       Pre-Petition Liabilities           305                        420,875
       Post-Petition Liabilities                   190,149         4,629,966
       Minority Interest                                               6,386
       Deferred Revenue                                            3,768,818
                                      -------      -------         ---------
         TOTAL SOURCES OF CASH (A)  2,064,669      459,971        20,834,646
USES OF CASH:
   Increase in Assets:
       Accounts Receivable          1,091,153      162,667         3,991,203
       Other Receivables                2,117        1,204           186,130
       Intercompany Receivables                                      135,954
       Inventory                                                     989,245
       Prepaid Expenses & Deposits                                 1,266,366
       Patents & Purchased Technology  12,524       11,498           294,127
       Property, Plant & Equipment     67,791       59,856           396,086
       Other non-current assets                                       61,404
       Short Term Investments                      172,493         8,722,938
   Decrease in Liabilities:
       Pre-Petition Liabilities                        145           297,462
       Post-Petition Liabilities      820,761                      1,012,069
       Accrued Restructuring           18,939       12,935         1,601,363
       Deferred Revenue                                            1,952,600
       Secured Debt & Capital
       Leases                             388          390         1,013,385
                                      -------       ------         ---------
          TOTAL USES OF CASH (B)    2,013,673      421,188        21,920,332
                                      -------      -------         ---------
NET SOURCE (USE) OF CASH (A-B=NET)     50,996       38,783        (1,085,686)
CASH-BEGINNING BALANCE (See OPR-1)    111,722      162,718         1,287,187
                                      -------      -------         ---------
CASH-ENDING BALANCE (See OPR-1)       162,718     $201,501          $201,501
                                      =======      =======           =======
----------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS

1. The Company's monthly inventory valuations for 1995 and the amount of reserves reflect management's best judgment. However, the Company is currently reviewing its inventory valuations. The Company conducted physical inventories at its Rockville, MD facility in November 1995 and its Shrewsbury, MA and Worcester, MA facilities in December 1995. The physical counts and management's review may result in adjustments to the monthly inventory valuations. Management believes that these adjustments will not have a material effect on the results of opera-tions, cash flow, or financial position of the Company.

2. On October 27, 1994, the Company's plan to institute a retention bonus plan for some of its employees was approved by the United States Bankruptcy Court for the District of Massachusetts (Western Division). The plan calls for bonuses to be paid in stock of the reorganized Company upon emergence from Chapter 11 reorganization. As of November 30, 1995, the Company has recorded compensation expense of $1,409,610, which is a non-cash expense.

3. On March 8, 1995, an Adversary Proceeding No. 95-4074 was commenced in the United States Bankruptcy Court, District of Massachusetts, Western Division, by Institut Pasteur and Genetic Systems Corporation alleging patent infringement and asking for damages and injunctive relief. The Company filed an answer and counterclaim denying the plaintiff's allegations and seeking a declaration of the Company's license rights to two of the three patents at issue. On September 1, 1995, the United States Bankruptcy Court issued summary judgment upholding the Company's license to two patents issued to Institut Pasteur to commercialize diagnostic tests for the HIV-2 strain of the AIDS virus. The Court also ruled that the Company's HIV-1 Western blot confirmatory test for HIV-1 infringes a third patent issued to Institut Pasteur, and enjoined the Company from the manufacture and sale of the HIV-1 Western blot test. The Company commenced an adversary proceeding requesting a determination that Cambridge Biotech Corporation was entitled to a license to the technology used in the HIV-1 Western blot test. On January 5, 1996, the United States Bankruptcy Court declared a non-exclusive patent license to be in effect between Institut Pasteur and the Company as of January 1, 1996, covering the Company's HIV-1 Western Blot test. The terms outlined by the court include a one percent royalty on net sales without an up-front license fee. The court also ordered the Company to pay damages equal to a one percent royalty for the pre-license period from July 7, 1994 through December 31, 1995. Institut Pasteur and Genetic Systems Corporation have appealed this decision by the Bankruptcy Court and the court's decision entitling the Company to a license for its HIV-1 Western blot test.

4. In September, 1995, the Company received correspondence from one of its customers claiming that the Company owes its payments totaling $837,220 representing claimed adjustments to the invoiced prices of product sold to the customer during the first seven and one-half months of 1995. As the Company sold product at prices which the Company believes were agreed to among the parties and which were reflected on purchase orders prepared by the customer, the Company vigorously disputes this claim and has communicated this position to the customer. Although the Company is unable to predict with certainty the outcome of this claim, the Company believes that it is probable that it will arrive at a resolution to this matter which will not materially adversely affect the Company's financial position.